UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 5, 2007

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



          Delaware                     0-26224                    51-0317849
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

AMENDMENT TO CREDIT FACILITY

On September 5, 2007, Integra LifeSciences Holdings Corporation (the "Company") entered into a fourth amendment (the "Amendment") to that certain credit agreement, dated as of December 22, 2005 among the Company and the Lenders (as defined), including Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank Of Canada, as Co-Documentation Agents (as amended, the "Credit Agreement").

The Amendment modified certain financial and negative covenants. In particular, the Amendment:

* when calculating Consolidated EBITDA (as defined), permits the addition to Consolidated Net Income (as defined), in the event the acquisition of IsoTis, Inc., a Delaware corporation ("IsoTis") by the Company is consummated, of (i) anticipated cost savings not to exceed $14.68 million over the trailing four-fiscal quarter period ending the last day of the fiscal quarter in which the acquisition of IsoTis occurs and decreasing in stages to $4.66 million over certain trailing four-fiscal quarter periods ending thereafter and (ii) restructuring charges and transaction expenses not to exceed $5 million in the aggregate incurred through June 30, 2008 resulting from the IsoTis acquisition; and

* increases the maximum Consolidated Total Leverage Ratio (as defined) that the Company is allowed from 4.0 to 1 to 4.5 to 1 for the trailing four-fiscal quarter periods ending September 30, 2007 through June 30, 2008, and thereafter returning to 4.0 to 1.

Pursuant to the Credit Agreement, Consolidated EBITDA is used, among other things, to determine various negative covenants relating to leverage ratios and a pricing ratio definition that impacts the applicable interest rate.

A copy of the Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 above is incorporated by reference into this Item.




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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

4.1 Fourth Amendment, dated as of September 5, 2007, among Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank Of Canada, as Co-Documentation Agents




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

         Date:  September 6, 2007     By:  /s/ Stuart M. Essig
                                           ----------------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer






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Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

4.1 Fourth Amendment, dated as of September 5, 2007, among Integra LifeSciences Holdings Corporation, the lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Citibank, N.A., successor by merger to Citibank, FSB, as Syndication Agent and JPMorgan Chase Bank, N.A., Deutsche Bank Trust Company Americas and Royal Bank Of Canada, as Co-Documentation Agents